SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
               OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      June 14, 1999
                                                    _____________________


Exact Name of Registrant as
  Specified in Its Charter:    SMTEK INTERNATIONAL, INC.
                             ___________________________________


          DELAWARE                      1-8101                33-0213512
 _____________________________        ____________             _____________
State or Other Jurisdiction of        Commission            I.R.S. Employer
Incorporation or Organization        File Number          Identification No.



Address of Principal Executive Offices:     2151 Anchor Court
                                            Thousand Oaks, CA 91320
                                           _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 376-2595
                                             _________________________

Former Name or Former Address,
 if Changed Since Last Report:                 Not applicable
                                             _________________________




Item 5.  Other Events.

On June 14, 1999, SMTEK International, Inc. ("the Company") announced that its board of directors had elected to transfer its common stock listing from the New York Stock Exchange to the Nasdaq SmallCap Market.

On June 29, 1999, the Company was advised by Nasdaq that its listing application had been approved. The Company's common stock began trading on the Nasdaq SmallCap Market on July 1, 1999 under the symbol SMTI.

The Company's common stock will continue to be listed on the Pacific Exchange under the symbol SMK.

The last day of trading of the Company's common stock on the New York Stock Exchange was June 30, 1999.



Item 7.  Financial Statements and Exhibits.

         Exhibit             Description
         _______             ____________

           99.1     Press release dated June 14, 1999

           99.2     Press release dated June 29, 1999


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SMTEK INTERNATIONAL, INC.

       July 1, 1999                       /s/ Richard K. Vitelle
_________________________________        _________________________________
           Date                         Richard K. Vitelle
                                        Vice President -Finance
                                        (Principal Financial Officer)